STOCK PURCHASE AND SECONDARY OFFERING AGREEMENT

          STOCK PURCHASE AND SECONDARY OFFERING AGREEMENT, dated as of this 27th day of May, 1997 (the "Agreement"), by and among Furniture Brands International, Inc., a Delaware corporation ("the Company"), Apollo Investment Fund, L.P., a Delaware limited partnership ("Apollo") and Lion Advisors, L.P., a Delaware limited partnership ("Lion," and together with Apollo, the "Sellers").

          WHEREAS, Apollo is the beneficial owner of 11,474,519 shares (the "Apollo Shares") of common stock, no par value per share, of the Company (the "Common Stock") and warrants (the "Apollo Warrants") to purchase 145,439 shares of Common Stock;

          WHEREAS, Lion is the beneficial owner of 11,467,780 shares (the "Lion Shares," and together with the Apollo Shares , the "Shares") of Common Stock and warrants (the "Lion Warrants," and together with the Apollo Warrants, the "Warrants") to purchase 145,382 shares of Common Stock;

          WHEREAS, the Sellers desire to sell certain of the Shares to the public in an underwritten public offering and the Company desires to facilitate such underwritten public offering by filing with the Securities and Exchange Commission, and using all reasonable efforts to cause to become effective, a registration statement covering such Shares; and

          WHEREAS, subject to the terms and conditions of this Agreement, the Sellers also desire to sell to the Company, and the Company desires to purchase, the Warrants and the balance of the Shares on the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereby agree as follows:

          1. Purchase and Sale of Warrants. Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, at the Closing (as hereinafter defined), each Seller will sell, assign, transfer and convey to the Company, and the Company will purchase from each Seller (the "Warrant Repurchase"), the Warrants (the "Repurchased Warrants") owned by such Seller, free and clear of all pledges, liens, claims, options, charges or encumbrances of whatever nature ("Encumbrances"). In consideration of the aforesaid sale, the Company will pay to each Seller for each Repurchased Warrant sold by such Seller pursuant hereto, in immediately available funds and in accordance with Section 4, an amount per share of Common Stock represented by the Repurchased Warrants (the "Warrant Repurchase Price") equal to the Repurchase Price (as hereinafter defined) less $7.13).

          2. Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, at the Closing, the Sellers will sell, assign, transfer and convey to the Company, and the Company will purchase an aggregate of 10,842,299 Shares (the "Repurchased





     Shares") from the Sellers (the "Share Repurchase", and together with the Warrant Repurchase, the "Company Repurchase"), free and clear of all Encumbrances. In consideration of the aforesaid sale, the Company will pay to each Seller for each Repurchased Share sold by such Seller pursuant hereto, in immediately available funds and in accordance with
     Section 4, the "Share Repurchase Price," as defined in Section 4.

          3. Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the closing of the Company Repurchase (the "Closing") shall be held in New York, New York at the location of the closing of the Secondary Offering (as hereinafter defined) (a) on the closing date of the Secondary Offering, immediately following the closing of the Secondary Offering; or (b) on such other date and at such other time as Apollo, Lion and the Company shall agree (the "Closing Date"). For purposes of this Agreement, the term "Secondary Offering" means the underwritten public offering of 11,000,000 Shares by the Sellers contemplated by this Agreement.

          4. Deliveries at the Closing. At the Closing, (a) each Seller will deliver to the Company (i) the warrant certificate(s) representing the Repurchased Warrants to be sold by such Seller pursuant hereto, (ii) certificates representing the Repurchased Shares to be sold by such Seller pursuant hereto, with appropriate stock powers attached, properly signed, with any necessary documentary or transfer tax stamps duly affixed, (iii) a certificate of such Seller that the condition set forth in Sections 5(b)(i) has been satisfied and (iv) the opinion of counsel to such Seller described in Section 5(b)(ii); and (b) the Company will (i) pay to each Seller, for each of such Seller's Repurchased Warrants and for each of such Seller's Repurchased Shares, the Warrant Repurchase Price and the Share Repurchase Price, respectively, by wire transfer of immediately available funds to the account designated by such Seller in writing on or before the second business day prior to the Closing Date, (ii) deliver to each Seller a certificate of the Company that the condition set forth in Section 5(a)(i) has been satisfied and (iii) deliver to each Seller the opinion of counsel to the Company described in Section 5(a)(ii). For purposes of this Agreement, the term "Repurchase Price" shall mean $15.75 per Share; provided, however, if the price to the public per Share sold in the Secondary Offering is $15.50 or more, then for purposes of this Agreement the term "Repurchase Price" shall mean $15.50 per Share.

          5.     Conditions.

          (a) The obligation of the Sellers to consummate the Company Repurchase is subject to the satisfaction or waiver, as of the Closing Date, of the conditions that:

               (i) the representations and warranties of the Company contained in Section 7 are true and correct on the Closing Date as though made as of such date;

               (ii) counsel to the Company shall have delivered its opinion to such Seller, in form and substance reasonably satisfactory





     to such Seller and dated as of the Closing Date, as to the matters set forth in Section 7(a); and

               (iii)      the Secondary Offering shall have been
     consummated and all of the 11,000,000 Shares offered thereby shall have been sold at a price acceptable to the Sellers in their sole discretion.

          (b) The obligation of the Company to consummate the Company Repurchase is subject to the satisfaction or waiver, as of the Closing Date, of the conditions that:

               (i) the representations and warranties of each Seller contained in Section 6 are true and correct on the Closing Date as though made as of such date;

               (ii) counsel to the Sellers shall have delivered its opinion to the Company, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, as to the matters set forth in Section 6(a) and the next to last sentence of Section 6(b);

               (iii) the Secondary Offering shall have been consummated and all of the 11,000,000 Shares offered thereby shall have been sold;


               (iv) the Sellers shall have tendered to the Company the Repurchased Shares for sale to the Company in accordance with the terms and conditions of this Agreement;

               (v) each of the Sellers shall have tendered its respective Warrants to the Company in accordance with the provisions of Section 1 hereof;

               (vi) the Company shall have borrowed $175,000,000 (or such lesser amount as the Company shall determine) of bank debt on terms not materially less favorable to the Company than the terms set out in the commitment letter attached hereto as Exhibit A;

               (vii) the Company's $475,000,000 Secured Revolving Credit Facility and $210,000,000 Receivables Securitization Facility shall have been amended to the reasonable satisfaction of the Company;

               (viii) the opinion received by the Company from its financial advisor prior to the execution of this Agreement and dated as of the date hereof, to the effect that the Company Repurchase and the Secondary Offering are fair to the Company and the Company's stockholders, other than the Sellers, from a financial point of view, shall not have been withdrawn by such financial advisor at any time between the date hereof and Closing;

               (ix) the Company shall have received an opinion from its financial advisor to the effect that the Company is solvent as of the date of, and taking into account, the Closing; and





               (x) there shall have been no material adverse change, and no event shall have occurred that could reasonably be expected to result in a material adverse change, to the business or financial condition of the Company and its subsidiaries, taken as a whole.

          (c) The respective obligations of the parties to consummate the Company Repurchase are subject to there not being in effect any order, decree or injunction issued by a court of competent jurisdiction prohibiting or restraining consummation of the transactions contemplated hereby.

          6. Representations and Warranties of Sellers. Each Seller represents and warrants to the Company as follows (as to such Seller and not as to the other Seller):

          (a) Such Seller is duly organized and validly existing under the laws of the State of Delaware. Such Seller has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Seller and, assuming the due execution hereof by the Company and the other Seller, this Agreement constitutes the legal, valid and binding obligation of such Seller enforceable against each such Seller in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (b) Such Seller owns of record and beneficially that number of Shares and that number of Warrants as are set forth in the Recitals hereto with respect to such Seller. Except for those Shares owned beneficially by the other Seller hereto, no Seller Affiliates (as defined hereinbelow) own of record or beneficially, or own any rights to acquire, any shares of Common Stock. Upon consummation of the Company Repurchase at the Closing, as contemplated by this Agreement, good title to the Repurchased Warrants and good title to the Repurchased Shares will be delivered to the Company, free and clear of any Encumbrances. For purposes of this Agreement, the term "Seller Affiliate" shall mean, with respect to either Seller, the affiliates of such Seller, not including the Company or any subsidiary of the Company.

          (c) Neither the execution and delivery by such Seller of this Agreement nor the consummation by such Seller of the transactions contemplated hereby will violate or conflict with, or constitute a default under (i) the partnership agreement or other organizational documents of such Seller, (ii) any agreement, judgment, order or other obligation to which such Seller is a party or by which such Seller is bound, or (iii) assuming the representation by the Company in Section
     7(b) is correct, any law or regulation applicable to such Seller or its assets or properties, except for such violations, conflicts, breaches, defaults or Encumbrances under clauses (ii) or (iii) which
     (x) would not prevent, materially delay or materially adversely affect the consummation of the transactions contemplated by this Agreement or





     (y) will be waived or otherwise released prior to the Closing as promptly as practicable (but in any event within 30 days) following the date of this Agreement.

          7. The Company's Representations and Warranties. The Company represents and warrants to each Seller as follows:

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming the due execution hereof by each Seller, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (b) Neither the execution and delivery by the Company of this Agreement nor the consummation by the Company of the transactions contemplated hereby will violate or conflict with, or constitute a default under (i) the Company's Restated Certificate of Incorporation or bylaws, (ii) any agreement, judgment, order or other obligation to which the Company is a party or by which the Company is bound, or
     (iii) any law or regulation applicable to the Company or its assets or properties, except for such violations, conflicts, breaches, defaults or Encumbrances under clauses (ii) or (iii) which (x) would not prevent, materially delay or materially adversely affect the consummation of the transactions contemplated by this Agreement or (y) will be waived or otherwise released prior to the Closing as promptly as practicable (but in any event within 30 days) following the date of this Agreement.

          8.     Pre-Closing Covenants.

          (a)   In connection with the Secondary Offering:

               (i) The Company shall file as promptly as practicable following the date hereof and shall use all reasonable efforts to cause to be declared effective as soon as possible after such filing, a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), for a public offering by Sellers of 11,000,000 Shares of Common Stock and for an underwriters over-allotment option of up to 1,100,000 Shares provided to the underwriters by Sellers (the "Green Shoe").

               (ii) The Company and the Sellers agree to enter into an underwriting agreement for the Secondary Offering containing provisions, as to each party thereto, as are customary in transactions similar to the Secondary Offering, and pursuant to which, among other things, the Sellers shall agree to sell to the underwriters 11,000,000 Shares and grant to the underwriters the Green Shoe; provided, that





     the Sellers shall be under no obligation to enter into such underwriting agreement unless the price to the public for such Shares is satisfactory to both of the Sellers in their sole discretion.

               (iii) The Company and each Seller agrees to use all reasonable efforts to consummate the Secondary Offering on the terms described herein and to perform in good faith all obligations of the Company and such Seller set forth in the underwriting agreement related to the Secondary Offering.

               (iv) Printing with respect to the Secondary Offering shall be arranged and coordinated by the Company; such printing shall be paid for in accordance with the provisions of Section 12 hereof.

          (b) The Sellers shall cause each of Leon D. Black, Michael S. Gross, John J. Hannan, Joshua J. Harris, John H. Kissack, Marc J. Rowan, Michael D. Weiner and John J. Ryan III (and any other director elected to replace any of the foregoing between the date hereof and the Closing Date) to tender to the Company his resignation as a director of the Company, effective as of the Closing Date.

          (c) The Company shall use all reasonable efforts to obtain the opinion contemplated by Section 5(b)(ix) of this Agreement prior to the Closing Date.

          9.     Other Covenants

          (a) During the Standstill Period (as defined below), without the prior written consent of the Company and except as otherwise expressly contemplated by this Agreement, each Seller agrees that such Seller shall not, nor shall such Seller permit any Seller Affiliates to (nor shall such Seller agree, or advise, assist, encourage, provide information or provide financing to others, or permit its Seller Affiliates to agree, or to advise, assist, encourage, provide information or provide financing to others, to), individually or collectively:

               (i) acquire or offer to acquire or agree to acquire from any individual, partnership, joint venture, corporation, trust, unincorporated organization or other entity or government or any department or agency thereof (each, a "Person"), directly or indirectly, by purchase, merger, through the acquisition of control of another Person, by joining a partnership, limited partnership or other "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or otherwise, beneficial ownership of any securities of the Company, or direct or indirect rights (including convertible securities) or options to acquire such beneficial ownership (or otherwise act in concert with respect to any such securities, rights or options with any Person that so acquires, offers to acquire or agrees to acquire); provided, however, that no such acquisition, offer to acquire or agreement to acquire shall be deemed to occur solely due to (a) a stock split, reverse stock split, reclassification, reorganization or other transaction by the Company affecting any class of the outstanding





     capital stock of the Company generally, (b) a stock dividend or other pro rata distribution by the Company to holders of its outstanding capital stock or (c) passive acquisitions, for investment purposes only, of less than 1% of the outstanding shares of Common Stock by a Seller Affiliate who is an individual without the advice, assistance, encouragement or financing from or as part of a group with any Seller or other Seller Affiliate; or

               (ii) sell, transfer any beneficial interest in, pledge, hypothecate or otherwise dispose of any Shares (whether owned by such Seller on the date hereof or thereafter acquired by such Seller or any Seller Affiliate at any time), except as permitted by Section 9(b) hereof; or

               (iii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" to vote (as such terms are used in the Regulation 14A promulgated under the Exchange Act), become a "participant" in any "election contest" (as such terms are defined in Rule 14a-11 promulgated under the Exchange Act) or indicate, propose or otherwise solicit stockholders of the Company for the approval of any stockholder proposals, in each case with respect to the Company; provided, however, that the foregoing shall not apply to any person who is a director of the Company acting in his capacity as a director of the Company with respect to matters approved by a majority of the Board of Directors of the Company; or

               (iv) form, join, in any way participate in, or encourage the formation of, a group (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company; or

               (v) deposit any securities of the Company into a voting trust, or subject any securities of the Company to any agreement or arrangement with respect to the voting of such securities, or other agreement or arrangement having similar effect; or

               (vi) alone or in concert with others, seek, or encourage or support any effort, to influence or control the management, Board of Directors, business, policies, affairs or actions of the Company; provided, however, that the foregoing shall not apply to any person who is a director of the Company acting in his capacity as a director of the Company during the course of meetings of the Board of Directors of the Company or of any committee thereof or in response to a request by the Chairman of the Board of the Company; or

               (vii) request the Company (or any directors, officers, employees or agents of the Company), directly or indirectly, to amend, waive or modify any provision of this Section 9(a).

          (b) Notwithstanding Section 9(a)(ii) hereof, each Seller may sell, transfer any beneficial interest in or otherwise dispose of Shares, provided that such sale, transfer or disposition:





               (i) is pursuant to the Secondary Offering or is otherwise in accordance with the rights of such Seller as contained in that certain Registration Rights Agreement dated as of August 3, 1992, between the Company and Apollo Interco Partners, L.P., (the
     "Registration Rights Agreement");

               (ii) is pursuant to a tender offer approved or recommended by the Board of Directors of the Company; or

               (iii) is after the consummation of the Secondary Offering pursuant to privately negotiated or open market transactions in compliance with any applicable securities laws or other legal requirements.

          (c) As used in this Agreement, the term "Standstill Period" shall mean that period commencing on the date of this Agreement and expiring on the second anniversary thereof; provided, however, that if this Agreement is terminated pursuant to Section 13 or neither the Company Repurchase nor the Secondary Offering is consummated by August 30, 1997, other than by reason of a breach or failure of a representation by either of the Sellers of this Agreement or the underwriting agreement relating to the Secondary Offering, the Standstill Period shall terminate upon the termination of this Agreement.

          10. Confidentiality. (a) In connection with Apollo's and Lion's participation, through certain representatives, on the Company's Board of Directors, and in connection with the Consulting Agreement described in section 25 hereof, Apollo and Lion have come into the possession of, and may between the date hereof and the Closing come into the possession of, certain non-public information regarding the Company (the "Confidential Information"). Apollo and Lion agree to treat confidentially such Confidential Information, and not to use or disclose same for any purpose adverse to the interests of the Company; provided, however, that (i) any disclosure of such information may be made that, in Apollo's or Lion's opinion based on advice of counsel, is required by the federal or state securities laws.

          (b) In the event that either Apollo and/or Lion are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, Apollo and/or Lion will provide the Company with prompt notice of such request(s) and the documents requested thereby so that the Company may at its expense seek an appropriate protective order and/or waive compliance with the provisions of this letter agreement.

          (c) The term "Confidential Information" as used herein does not include information which: (i) was or becomes generally available to the public other than as a result of a disclosure by Apollo or Lion or their agents or representatives; (ii) was or becomes available to Apollo or Lion on a non-confidential basis from a source other than the Company or its representatives; or (iii) was within the possession





     of Apollo or Lion prior to its being furnished by or on behalf of the Company, provided that the source of such information was not known by Apollo or Lion to be bound by a confidentiality agreement with the Company in respect thereof.

          11. Specific Performance. The parties acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the Company or either of the Sellers, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the United States District Court for the District in which Wilmington, Delaware is located (the "Delaware Court"). Each Seller and the Company each irrevocably consents and submits to personal jurisdiction in any action brought in the Delaware Court; each agrees not to contest the propriety of venue in the Delaware Court; and each agrees not to attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from the Delaware Court. As part of the consideration for the Company executing this Agreement, each Seller waives all personal service of any and all process upon such Seller related to this Agreement or the performance thereof and consents that all such service of process upon such Seller shall be made by hand delivery, certified mail or confirmed telecopy directed to such Seller at the address specified in Section 20 hereof; and service made by certified mail shall be complete seven days after the same shall have been posted as aforesaid.

          12. Expenses. Each of the Company and the Sellers shall bear their own costs and expenses relating to the Company Repurchase and the costs and expenses relating to the Secondary Offering shall be allocated in accordance with the terms of the Registration Rights Agreement.

          13. Termination. This Agreement may be terminated at any time prior to the Closing:

          (a)      by mutual consent of the Company and both Sellers;

          (b) by the Company or either Seller, if the Closing shall not have occurred by the close of business on the 75th day following the date on which the registration statement for the Secondary Offering is filed; provided, however, that if the delay is due to a breach of the obligations or failure of a representation of either Seller under this Agreement or the underwriting agreement executed in connection with the Secondary Offering, then neither Seller shall have the right to terminate this Agreement pursuant to this Section 13(b); provided, further, that if the delay is due to a breach of the obligations or failure of a representation of the Company under this Agreement or the underwriting agreement executed in connection with the Secondary Offering, then the Company shall not have the right to terminate this Agreement pursuant to this Section 13(b);





          (c) by the Sellers, if at any time they are advised by the lead underwriter for the Secondary Offering as to the expected price per Share for the Shares to be sold in the Secondary Offering and such price is unacceptable to the Sellers;

          (d) by the Company or either Seller, if the Closing shall not have occurred, for any reason, by August 30, 1997; or

          (e) by the Company or either Seller, if there shall have been issued, by a court of competent jurisdiction, a preliminary, permanent or final order, decree or injunction prohibiting or restraining consummation of the transactions contemplated hereby.

     Notwithstanding the foregoing, (i) the obligations of the Company and the Sellers pursuant to Section 9 of this Agreement shall survive any termination hereof except if the Standstill Period is terminated as provided in Section 9(c) and (ii) the obligations of the Company and the Sellers pursuant to Section 12 of this Agreement shall survive any termination hereof.

          14. Public Announcements. The Company and the Sellers agree that the Company will issue the press release in the form attached hereto as Exhibit A within one day after the date hereof.

          15. Integration; Amendment; Waiver. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof; provided, however, that to the extent that any of the provisions of the Registration Rights Agreement are not inconsistent with the terms of this Agreement, all such provisions shall remain in full force and effect and continue to govern the rights and obligations among the parties with respect to the subject matter thereof. This Agreement may not be modified, amended or waived orally, but only by an instrument in writing signed by the party against whom enforcement of any such amendment, modification or waiver is sought. The waiver by any party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

          16. Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, legal representatives, successors and assigns; provided, however, that the Company may not assign its rights or delegate its obligations under this Agreement without the express prior written consent of the Sellers, and Sellers may not assign their rights or delegate their obligations under this Agreement without the express prior written consent of the Company.

          17. Headings. Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          18. Survival. All representations, warranties and covenants shall survive the Closing.





          19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.

          20.     Notices.      All notices hereunder shall be sufficiently
     given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below.

               Notices to the Sellers shall be addressed to:

                         Apollo Investment Fund, L.P
                         1301 Avenue of the Americas, 38th Floor
                         New York, New York 10019
                         Attention:  Joshua J. Harris
                         Facsimile:  (212) 261-4102

                    and/or

                         Lion Advisors, L.P.
                         1301 Avenue of the Americas, 38th Floor
                         New York, New York 10019
                         Attention:  Michael S. Gross
                         Facsimile:  (212) 261-4071


                with copies to:

                         David A. Katz
                         Wachtell, Lipton, Rosen & Katz
                         51 West 52nd Street
                         New York, New York  10019
                         Facsimile:  (212) 403-2309

     or at such other address and to the attention of such other person as Seller may designate by written notice to the Company.

               Notices to the Company shall be addressed to:

                         Furniture Brands International, Inc.
                         101 South Hanley Road
                         St. Louis, Missouri 63105
                         Attention:  Lynn Chipperfield, Vice President,
                                     General Counsel and Secretary
                         Facsimile:  (314) 863-7047

               with copies to:

                         Don G. Lents
                         Bryan Cave LLP
                         One Metropolitan Square, Suite 3600





                         St. Louis, Missouri 63102
                         Facsimile:  (314) 259-2020

     or at such other address and to the attention of such other persons the Company may designate by written notice to Seller.

          21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

          22. Severability. If at any time subsequent to the date hereof any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but shall not effect the illegality or unenforceability of any other provision of this Agreement.

          23. Interpretation. Wherever used herein, the term "affiliate" has the meaning given such term in Rule 12b-2 promulgated under the Exchange Act, and a person or entity who at any time may be an affiliate of a Seller shall be deemed to be an affiliate of such Seller while, but only while, such person or entity is an affiliate of such Seller, regardless of whether such person or entity is such an affiliate on the date hereof. For purposes of this Agreement, a person or entity shall be deemed to "beneficially own" any securities of which it would be the "beneficial owner," as such term is defined in Rule 13d-3 promulgated under the Exchange Act.

          24. Effect of Termination. A termination of this Agreement as provided in Section 13 shall not release any party hereto from liability for any breach of this Agreement.

          25. Termination of Consulting Agreement. Upon the consummation of the Company Repurchase, the obligations of the Company (other than those obligations (including expense reimbursement) accruing prior to Closing) pursuant to that certain Consulting Agreement dated as of September 23, 1992 by and between the Company and Apollo Advisors, L.P. shall be terminated.

          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.


                              APOLLO INVESTMENT FUND, L.P.

                              By:  Michael S. Gross
                                 ---------------------------
                              Name: Michael S. Gross
                              Title: Vice President

                              LION ADVISORS, L.P.

                              By:  Michael S. Gross
                                 ---------------------------
                              Name: Michael S. Gross
                              Title: Vice President

                              FURNITURE BRANDS INTERNATIONAL, INC.

                              By:  W.G. Holliman
                                 ---------------------------
                              Name: W.G. Holliman
                              Title: President and Chief Executive
                                       Officer


          Solely for the purpose of consenting to the termination of the obligations of the Company pursuant to the Consulting Agreement, as such termination is described in Section 25 hereof:


                              APOLLO ADVISORS, L.P.

                              By:  Michael S. Gross
                                 ----------------------------
                              Name: Michael S. Gross
                              Title: Vice President